Other operating items	12 Months Ended
Dec. 31, 2020
Other Operating Income (Loss) [Abstract]
Other operating items	Other operating items
Other operating items consist of the following:

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Impairment of long lived assets (i)	(4,087)	—	—	(414)
Impairment of intangibles (ii)	(21)	—	—	—
Gain on disposals (iii)	15	—	—	—
Other operating income (iv)	9	39	21	7
Total other operating items	(4,084)	39	21	(407)
i. Impairment of long lived assets
In the period from January 1, 2018 through July 1, 2018 (Predecessor), we determined that the continuing downturn in the offshore drilling market was an indicator of impairment on certain assets. Following an assessment of recoverability, we recorded an impairment charge of $414 million against three of our older rigs.
In the year ended 2020, we determined the global impact of the COVID-19 pandemic, and continued down cycle in the offshore drilling industry, were indicators of impairment on certain assets. Following assessments of recoverability in March 2020 and December 2020, we recorded total impairment charges of $4,087 million. Refer to Note 12 – "Impairment loss on drilling rigs" for further details.
ii. Impairment of intangibles
On December 1, 2020, Seadrill Partners announced it had filed a voluntary petition under Chapter 11. Under Chapter 11 we are required to continue to provide the management services only at market rate. We concluded that we no longer have a favorable contract and the intangible asset relating to Seadrill Partners has been fully impaired.
iii. Gain on disposals
On September 3, 2020, the harsh environment jack-up rig, West Epsilon, was sold for $12 million. Following impairments recognized at the start of the year, the rig had zero book value. The full consideration was recognized as a gain. The sale proceeds were paid directly from the purchaser to the holders of the $2,000 million facility who held this rig as collateral. Refer to Note 37 - "Supplementary cash flow information" for further details.
On August 31, 2020 Seadrill executed a sale of purchase agreement with GDI for the sale of spare parts on the West Telesto. The sale generated a gain of $3 million.
iv. Other operating income
Other operating income consist of the following:

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Loss of hire insurance settlement (a)	9	10	—	—
Receipt of overdue receivable (b)	—	26	21	—
Contingent consideration (c)	—	—	—	7
Settlement with shipyard	—	3	—	—
Total other operating income	9	39	21	7
a) Loss of hire insurance settlement
Settlement of a claim on our loss of hire insurance policy following an incident on the Sevan Louisiana.
b) Receipt of overdue receivables
Receipt of overdue receivables which had not been recognized as an asset as part of fresh start accounting.
c) Contingent consideration
Amounts recognized for contingent consideration from the sales of the West Vela and West Polaris to Seadrill Partners in 2014 and 2015. On emergence from the Previous Chapter 11 Proceedings we recognized receivables equal to the fair value of expected future cash flows under these arrangements and have therefore not recognized further income in the 2018 Successor period and year ended 2019.